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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 6, 2003


                             VA SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)


           Delaware                     000-28369               77-0399299
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              47071 Bayside Parkway
                            Fremont, California 94538
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          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (510) 687-7000

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          (Former name or former address, if changed since last report)

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Item 5.       Other Events and Regulation FD Disclosure.

              On November 6, 2003, VA Software Corporation completed a private placement of its common stock and warrants to purchase shares of its common stock. A press release announcing the foregoing sale of securities was issued by VA Software Corporation on November 6, 2003. The foregoing press release and the forms of documents entered into in connection with the offering are filed as exhibits to this Current Report on Form 8-K.

Item 7.       Financial Statements and Exhibits.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:


  Exhibit
  Number                               Description
------------  ------------------------------------------------------------------
    4.1 Form of Warrant for the Purchase of Shares of Common Stock, dated November 6, 2003, issued to the Buyer by VA Software Corporation.

   10.1 Form of Securities Purchase Agreement, dated as of November 6, 2003, entered into by and among VA Software Corporation and the Buyer.

   10.2 Form of Registration Rights Agreement, dated as of November 6, 2003, entered into by and among VA Software Corporation and the Buyer.

   99.1 Press release regarding completion of private placement issued November 6, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VA SOFTWARE CORPORATION.
                                  a Delaware corporation


Dated: November 7, 2003           By: /s/ Kathleen R. McElwee
                                      ------------------------------------------
                                      Kathleen R. McElwee
                                      Vice President and Chief Financial Officer

                                      -2-
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                                  Exhibit Index

  Exhibit
  Number                               Description
------------  ------------------------------------------------------------------
    4.1 Form of Warrant for the Purchase of Shares of Common Stock, dated November 6, 2003, issued to the Buyer by VA Software Corporation.

   10.1 Form of Securities Purchase Agreement, dated as of November 6, 2003, entered into by and among VA Software Corporation and the Buyer.

   10.2 Form of Registration Rights Agreement, dated as of November 6, 2003, entered into by and among VA Software Corporation and the Buyer.

   99.1 Press release regarding completion of private placement issued November 6, 2003.

                                      -3-